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RYDER SCOTT COMPANY                                      Fax (713) 651-0849
PETROLEUM ENGINEERS                                    Phone (713) 651-9191
1100 Louisiana  Suite 3800  Houston, Texas  77002-5218










                 CONSENT OF PETROLEUM ENGINEERING FIRM



     We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 1996, for Geodyne Energy Income Limited Partnership III-D.





                                   RYDER SCOTT COMPANY
                                   PETROLEUM ENGINEERS




Houston, Texas
February 7, 1997
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